UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2011 (June 1, 2011)

FREESCALE SEMICONDUCTOR

HOLDINGS I, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-141128-05	98-0522138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices) (Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In connection with the initial public offering of common shares of Freescale Semiconductor Holdings I, Ltd. (the “Company”) pursuant to its Registration Statement on Form S-1 (File No. 333-172188), as amended (the “Registration Statement”), the Shareholders’ Agreement of Freescale Semiconductor Holdings I, Ltd. dated as of June 1, 2011 was entered into by and among Freescale Holdings L.P., the Company, each of the Blackstone Investors (as defined therein), each of the Carlyle Investors (as defined therein), each of the Permira Investors (as defined therein) and each of the TPG Investors (as defined therein). In addition on June 1, 2011, the Amended and Restated Registration Rights Agreement was entered into by and among Freescale Holdings L.P., the Company, and certain Freescale Holdings L.P. investors. Also on June 1, 2011, the Amended and Restated Investors Rights Agreement was entered into by and among Freescale Holdings L.P., the Company, Freescale Semiconductor Holdings II, Ltd., Freescale Semiconductor Holdings III, Ltd., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor, Inc., certain Freescale Holdings L.P. investors, and certain Stockholders of the Company. Also on June 1, 2011, Freescale Semiconductor, Inc., a subsidiary of the Company, entered into an Agreement Relating to Termination of Management Fee Agreement with each of Blackstone Management Partners L.L.C., TC Group IV, L.L.C., Permira Advisors (London) Limited, Permira Advisers LLC, TPG GenPar V—AIV, L.P. and TPG GenPar IV—AIV, L.P (the “Sponsor Advisors”).

The Shareholders’ Agreement, the Amended and Restated Registration Rights Agreement, and the Amended and Restated Investors Rights Agreement are filed herewith as exhibits 10.1, 10.2, and 10.3 and are incorporated herein by reference. The terms of these agreements are the same as the terms of the forms of the agreements described in and filed as exhibits to the Registration Statement. Such descriptions are not complete and are qualified in their entirety by reference to exhibits 10.1, 10.2 and 10.3.

The Agreements Relating to Termination of Management Fee Agreement between Freescale Semiconductor, Inc. and each of the Sponsor Advisors are filed herewith as exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 and are incorporated herein by reference. The terms of these agreements are the same as the terms of the form of the agreement described in and filed as exhibits to the Registration Statement. Such descriptions are not complete and are qualified in their entirety by reference to exhibits 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9.

The Company is controlled by a group of investment funds associated with or advised by The Blackstone Group, The Carlyle Group, Permira Advisers, LLC and TPG Capital (the “Sponsors”). The Sponsors or their affiliates have various relationships with the Company. For further information concerning other material relationships between the Company, the Sponsors and their respective affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Registration Statement.

Item 1.02 Termination of a Material Definitive Agreement

Each of the Sponsor Advisors provided management and advisory services to the Company and Freescale Semiconductor, Inc., a wholly owned subsidiary of the Company, pursuant to a management agreement among Freescale Semiconductor, Inc. and such Sponsor Advisor (collectively, the “Management Agreements”) executed in connection with the Sponsors’ acquisition of Freescale Semiconductor, Inc. in December 2006. Effective June 1, 2011, the Management Agreements were terminated pursuant to their terms and the Agreements Relating to Termination of Management Fee Agreement described above, and the Sponsor Advisors were paid a final fee of approximately $68 million in the aggregate.

The Sponsors or their affiliates have various relationships with the Company. For further information concerning other material relationships between the Company, the Sponsors and their respective affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Registration Statement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously described in the Company’s 8-K filed on March 7, 2011, Freescale Semiconductor, Inc. entered into Amendment No. 4 to its senior secured credit facility, effective upon the consummation of a qualified initial public offering of common shares of Freescale Semiconductor Holdings I, Ltd. and the satisfaction of certain other conditions. Amendment No. 4 as described in the 8-K filed on March 7, 2011 became effective as of June 1, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company’s Board of Directors and its shareholders have adopted the Freescale Semiconductor Holdings I 2011 Omnibus Incentive Plan effective June 1, 2011 (the “2011 Plan”). The 2011 Plan provides for the granting of options, share appreciation rights, restricted shares, deferred shares, performance shares, other share-based awards, and cash based awards. The number of shares reserved and available for issuance under the 2011 Plan is 21,661,249 shares. In the event that (i) any outstanding award under the 2011 Plan or (ii) any award granted under the Company’s 2006 Management Incentive Plan or the Company’s 2007 Employee Incentive Plan is forfeited for any reason, terminates, expires or lapses, any shares subject to such award will be available for issuance under the 2011 Plan. The terms of the 2011 Plan are the same as the terms of the form of the 2011 Plan described in and filed as an exhibit to the Registration Statement. The 2011 Plan is filed herewith as exhibit 10.10 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2011, the Company’s Amended and Restated Bye-laws, in the form previously filed as Exhibit 3.5 to the Registration Statement, became effective. The Amended and Restated Bye-laws are filed herewith as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bye-laws of Freescale Semiconductor Holdings I, Ltd.

10.1	Shareholders’ Agreement of Freescale Semiconductor Holdings I, Ltd. dated June 1, 2011 by and among Freescale Holdings L.P., Freescale Semiconductor Holdings I, Ltd., each of the Blackstone Investors (as defined therein), each of the Carlyle Investors (as defined therein), each of the TPG Investors (as defined therein) and each of the TPG Investors (as defined therein)

10.2	Amended and Restated Registration Rights Agreement dated June 1, 2011, by and among Freescale Holdings L.P., Freescale Semiconductor Holdings I, Ltd., and certain Freescale Holdings L.P. investors

10.3	Amended and Restated Investors Rights Agreement dated June 1, 2011, by and among Freescale Holdings L.P., the Company, Freescale Semiconductor Holdings II, Ltd., Freescale Semiconductor Holdings III, Ltd., Freescale Semiconductor Holdings IV, Ltd., Freescale Semiconductor Holdings V, Inc., Freescale Semiconductor, Inc., certain Freescale Holdings L.P. investors, and certain Stockholders of the Company

10.4	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and Blackstone Management Partners L.L.C.

10.5	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and Permira Advisors (London) Limited

10.6	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and Permira Advisors LLC

10.7	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and TC Group IV, L.L.C.

10.8	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and TPG GenPar IV – AIV, L.P.

10.9	Agreement Relating to Termination of Management Fee Agreement dated June 1, 2011, between Freescale Semiconductor, Inc. and TPG GenPar V – AIV, L.P.

10.10	Freescale Semiconductor Holdings I 2011 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: June 3, 2011

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